Exhibit 10.82
GAAMD-STAR01107-00
To
CALL CENTER SERVICES AGREEMENT
This Amendment (GAAMD-STAR010107-00) is effective as of January 1, 2007, between StarTek., a Delaware corporation and Cingular Wireless LLC a Delaware limited liability company (“Cingular “) on behalf of itself and its Affiliates, amends that certain Call Center Services Agreement,
RECITALS
WHEREAS Cingular and StarTek have entered into that certain Call Center Services Statement of Work dated April 1, 2004 (“SOW”) to provide services to Cingular;
WHEREAS Cingular and Contractor desire to amend the Agreement to extend the term of the Agreement;
FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:
1.	Section 4 “Term” of the SOW is hereby deleted in its entirety and replaced with the following:

Section 4 “Term” This SOW shall begin on April 1, 2004 and end on March 30, 2007.

2.	The amendments made to the SOW by this Amendment (GAAMD-STAR010107-00) shall be effective as of the date of this Amendment. Except as amended by GAAMD-STAR010107-00, and as specifically stated in this Amendment, the SOW is not modified, revoked or superseded and remains in full force and effect.
IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the date first written above.

Cingular Wireless LLC	StarTek USA, Inc.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date: